Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TREEHOUSE FOODS, INC.

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TreeHouse

# America's Leading Private Label Food Company

- Delivers top-line growth and strong cash flow while reducing leverage
- Riviana acquisition and value creation initiatives on track
- Details growth plans in 2021 and strategy to enhance growth algorithm

## Drove Top-Line Growth, Strong Cash Flow and Deleveraging in Q4 and FY 2020

### Q4 2020 Net Sales

Reported grew 3.3%
Organic[1] grew 4.0%



+3.3%
$1.14B
$1.18B
Q4 19
Q4 20

### FY2020 Net Sales

Reported grew 1.4%
Organic[1] grew 2.7%



+1.4%
$4.29B
$4.35B
2019
2020

**Delivered FCF target** for FY 2020

**Achieved low end** of target leverage range

**Delivered Above-Industry Growth in Categories Where We Are Deepest**

Broth, Pretzels, Crackers, Single Serve Beverage, Powdered Beverages, Pasta

**Leadership** in all these growth categories

**Generate ~35%** of revenue from these categories

**Formula for Winning** Depth in categories with foundation to win

## Delivered on Commitments and Value Creation Initiatives

**Achieved $400M in Run-Rate Cost Savings Offsetting Inflation and Lost Volume**

- Rationalized SKUs and Divested Businesses
- Optimized Supply Chain and Plant Network
- Increased Agility in Delivery
- Built Continuous Improvement Culture
- Consolidated IT Systems
- Transformed Finance Function and SG&A Structure

Riviana®

On track to deliver meaningful value

| | |
|---|---|
| **Completed** Acquisition in December – integration remains on track | **$25 -$30M** EBITDA expected to be generated |
| **Increased depth** in Pasta category | **$0.20 -$0.30** Adj. diluted EPS in 2021 |

Charts not drawn to scale

[1]Organic net sales is a non-GAAP financial measure. See "Comparison of Adjusted Information to GAAP Information" for the definition of non-GAAP measures, information concerning certain items affecting comparability, and reconciliation of the non-GAAP measures to the most directly comparable GAAP measure.

© 2021 TreeHouse Foods, Inc. All rights reserved. 2/21

## 2021 Outlook

| $4.40 - $4.60B | $525 - $570M | ~$300M | $2.80 - $3.20 |
|---|---|---|---|
| Revenue | Adj. EBITDA | Free Cash Flow | Adj. Diluted EPS |

## Portfolio and Capital Allocation Strategy to Drive Long Term Growth

### Continue to Evaluate Portfolio To Focus on Growth

**Growth Engines** (~40% Net Sales)

- Relevant channels with strong consumer demand
- Defined pockets of growth
- Existing depth in category
- Accretive M&A

**Review and/or Revitalize** (~20% Net Sales)

- Assessing opportunity to redeploying capital to fuel growth

**Cash Engines** (~40% Net Sales)

- Stable, resilient and attractive categories
- Strong cash flow characteristics
- Harvest cash for reinvestment, balance sheet and capital return

### Strong Cash Flow Has Enabled Efficient Capital Allocation

**Significant Free Cash Flow**

1. Acquisitions
2. Maintain Balance Sheet Strength
3. Capital Return

**Profit Growth and Shareholder Value**

| Enhancing Our Strategic Growth Algorithm | 1-2% | ~$300m | ≥10% |
|---|---|---|---|
| | Organic Revenue Growth Enhanced by Acquisitions | Free Cash Flow | Adj. Diluted EPS Growth |

## Overseen by Experienced and Diverse Board with Commitment to ESG

### Key Elements of ESG Strategy Development and Oversight

- Plastics & Packaging
- Supply Chain & Operations
- Employee Engagement
- ESG Integration
- Transparency

- Focus on board refreshment to add skills, diversity and experience
- Over 50% of directors joined board in past 3 years, including 3 new directors in 2020
- One third of directors are women; two BIPOC directors
- Developing a DEI strategic plan to increase black, indigenous and people of color (BIPOC) representation across our salaried workforce
- Established ESG strategy and goals through Agenda 2025

© 2021 TreeHouse Foods, Inc. All rights reserved. 2/21

**COMPARISON OF NON-GAAP INFORMATION TO GAAP INFORMATION**
The Company has included in this release measures of financial performance that are not defined by GAAP ("Non-GAAP"). A Non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the Company's Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Stockholders' Equity, and the Consolidated Statements of Cash Flows. The Company believes these measures provide useful information to the users of the financial statements as we also have included these measures in other communications and publications.

For each of these Non-GAAP financial measures, the Company provides a reconciliation between the most directly comparable GAAP measure and the Non-GAAP measure, an explanation of why management believes the Non-GAAP measure provides useful information to financial statement users, and any additional purposes for which management uses the Non-GAAP measure. This Non-GAAP financial information is provided as additional information for the financial statement users and is not in accordance with, or an alternative to, GAAP. These Non-GAAP measures may be different from similar measures used by other companies.

***Organic Net Sales***
Organic net sales is defined as net sales excluding the impacts of SKU rationalization, net sales associated with the pasta acquisition from Riviana Foods, foreign currency, and the net sales associated with the divestiture of the In-Store Bakery facilities, which closed on April 17, 2020. This information is provided in order to allow investors to make meaningful comparisons of the Company's sales between periods and to view the Company's business from the same perspective as Company management.

***Adjusted Earnings Per Diluted Share from Continuing Operations, Adjusting for Certain Items Affecting Comparability***
Adjusted earnings per diluted share from continuing operations ("adjusted diluted EPS") reflects adjustments to GAAP earnings (loss) per diluted share from continuing operations to identify items that, in management's judgment, significantly affect the assessment of earnings results between periods. This information is provided in order to allow investors to make meaningful comparisons of the Company's earnings performance between periods and to view the Company's business from the same perspective as Company management. As the Company cannot predict the timing and amount of charges that include, but are not limited to, items such as acquisition, integration, divestiture, and related costs, mark-to-market adjustments on derivative contracts, foreign currency exchange impact on the re-measurement of intercompany notes, restructuring programs, impairment of assets, the impact of the COVID-19 pandemic, and other items that may arise from time to time that would impact comparability, management does not consider these costs when evaluating the Company's performance, when making decisions regarding the allocation of resources, in determining incentive compensation, or in determining earnings estimates. The reconciliation of the GAAP measure of diluted earnings (loss) per share from continuing operations as presented in the Consolidated Statements of Operations, excluding certain items affecting comparability, to adjusted diluted earnings per share from continuing operations is presented above.

***Adjusted Net Income from Continuing Operations, Adjusted EBIT from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted Net Income Margin from Continuing Operations, Adjusted EBIT Margin from Continuing Operations, and Adjusted EBITDA Margin from Continuing Operations, Adjusting for Certain Items Affecting Comparability***
Adjusted net income from continuing operations represents GAAP net income (loss) from continuing operations as reported in the Consolidated Statements of Operations adjusted for items that, in management's judgment, significantly affect the assessment of earnings results between periods as outlined in the adjusted diluted EPS section above. This information is provided in order to allow investors to make meaningful comparisons of the Company's earnings performance between periods and to view the Company's business from the same perspective as Company management. This measure is also used as a component of the Board of Directors' measurement of the Company's performance for incentive compensation purposes and is the basis of calculating the adjusted diluted EPS from continuing operations metric outlined above.

Adjusted EBIT from continuing operations represents adjusted net income from continuing operations before interest expense, interest income, and income tax expense. Adjusted EBITDA from continuing operations represents adjusted EBIT from continuing operations before depreciation and amortization expense. Adjusted EBIT from continuing operations and adjusted EBITDA from continuing operations are performance measures commonly used by management to assess operating performance, and the Company believes they are commonly reported and widely used by investors and other interested parties as a measure of a company's operating performance between periods.

Adjusted net income margin from continuing operations, adjusted EBIT margin from continuing operations, and adjusted EBITDA margin from continuing operations are calculated as the respective metric defined above as a percentage of net sales as reported in the Consolidated Statements of Operations adjusted for items that, in management's judgment, significantly affect the assessment of earnings results between periods as outlined in the adjusted diluted EPS from continuing operations section above.

A full reconciliation between the relevant GAAP measure of reported net income (loss) from continuing operations for the three and twelve month periods ended December 31, 2020 and 2019 calculated according to GAAP, adjusted net income from continuing operations, adjusted EBIT from continuing operations, and adjusted EBITDA from continuing operations is presented in the attached tables. Given the inherent uncertainty regarding adjusted items in any future period, a reconciliation of forward-looking financial measures to the most directly comparable GAAP measure is not feasible.

***Free Cash Flow from Continuing Operations***
In addition to measuring the Company's cash flow generation and usage based upon the operating, investing, and financing classifications included in the Consolidated Statements of Cash Flows, we also measure free cash flow from continuing operations which represents net cash provided by operating activities from continuing operations less capital expenditures. The Company believes free cash flow is an important measure of operating performance because it provides management and investors a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities such as funding acquisitions, repaying debt, repurchasing outstanding senior debt, and repurchasing common stock. A reconciliation between the relevant GAAP measure of cash provided by operating activities from continuing operations for the twelve months ended December 31, 2020 and 2019 calculated according to GAAP and free cash flow from continuing operations is presented in the attached tables.

**FORWARD-LOOKING STATEMENTS**
This document contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words "anticipate,""believe,""estimate,""project,""expect,""intend,""plan,""should," and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this document.

Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this document and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; the success of our restructuring programs, our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; disruptions or inefficiencies in our supply chain and/or operations, including from the ongoing COVID-19 outbreak; our ability to continue to make acquisitions in accordance with our business strategy or effectively manage the growth from acquisitions; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; disruptions in or failures of our information technology systems; labor strikes or work stoppages; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management's Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2019, and from time to time in our filings with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this document. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.

© 2021 TreeHouse Foods, Inc. All rights reserved. 2/21

**ADDITIONAL INFORMATION**
TreeHouse Foods, Inc. ("TreeHouse") intends to file a proxy statement, together with a WHITE proxy card, with the U.S. Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting"). TreeHouse stockholders are urged to read the proxy statement, together with the WHITE proxy card, and other relevant documents filed or to be filed with the SEC when they become available because they contain or will contain important information. Investors will be able to get copies of the proxy statement and other documents (including the WHITE proxy card) filed with the SEC by TreeHouse for free at the SEC's website, www.sec.gov. Copies of those documents will also be available free of charge through the "Investors" section of TreeHouse's website, under Financials/SEC Filings, at www.treehousefoods.com.

**PARTICIPANTS IN THE SOLICITATION**
TreeHouse and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from TreeHouse's stockholders in connection with the 2021 Annual Meeting. You can find information about TreeHouse's directors and executive officers in TreeHouse's definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on March 5, 2020, TreeHouse's annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 13, 2020, and TreeHouse's current reports on Form 8-K filed with the SEC on November 24, 2020 and January 4, 2021 and on TreeHouse's website, www.treehousefoods.com, through the "Who We Are" and the "Leadership Team" and "Board of Directors" sections. Additional information regarding the ownership of TreeHouse securities by TreeHouse's directors and executive officers is included in their SEC filings on Forms 3, 4, and 5. More detailed and updated information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed by TreeHouse with the SEC in connection with the 2021 Annual Meeting. These documents and the other SEC filings described in this paragraph may be obtained free of charge on the SEC's website and on TreeHouse's website as described above under "Additional Information."

## TREEHOUSE FOODS, INC.
## ORGANIC NET SALES RECONCILIATION

| | Three Months Ended December 31, 2020 | | Twelve Months Ended December 31, 2020 | |
|---|---|---|---|---|
| | Dollars | Percent | Dollars | Percent |
| | (In millions) | | | |
| 2019 Net sales | $ 1,139.5 | | $ 4,288.9 | |
| Volume/mix excluding SKU rationalization, divestitures, and acquisitions | 40.3 | 3.6% | 115.5 | 2.7% |
| Pricing | 3.7 | 0.4 | (0.8) | — |
| Volume/mix related to divestitures | (19.1) | (1.8) | (59.4) | (1.4) |
| Acquisition | 11.6 | 1.0 | 11.6 | 0.3 |
| SKU rationalization | — | — | (3.4) | (0.1) |
| Foreign currency | 1.2 | 0.1 | (2.7) | (0.1) |
| 2020 Net sales | $ 1,177.2 | 3.3% | $ 4,349.7 | 1.4% |
| | | | | |
| Volume/mix related to divestitures | | 1.8 | | 1.4 |
| Acquisition | | (1.0) | | (0.3) |
| SKU rationalization | | — | | 0.1 |
| Foreign currency | | (0.1) | | 0.1 |
| Percent change in organic net sales | | 4.0% | | 2.7% |

## TREEHOUSE FOODS, INC.
## RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO FREE CASH FLOW FROM CONTINUING OPERATIONS

| | Twelve Months Ended December 31, | |
|---|---|---|
| | 2020 | 2019 |
| | (unaudited, in millions) | |
| Cash flow provided by operating activities from continuing operations | $ 403.6 | $ 263.9 |
| Less: Capital expenditures | (105.7) | (146.8) |
| Free cash flow from continuing operations | $ 297.9 | $ 117.1 |

© 2021 TreeHouse Foods, Inc. All rights reserved. 2/21